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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                     -------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 21, 2003


                                  OMTOOL, LTD.
             (Exact Name of Registrant as Specified in its Charter)

            DELAWARE                   0-22871                  02-0447481
(State or Other Jurisdiction of      (Commission              (I.R.S. Employer
         Incorporation)              File Number)            Identification No.)


                         8A INDUSTRIAL WAY
                             SALEM, NH                             03079
              (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (603) 898-8900





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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL  INFORMATION AND EXHIBITS

(c) Exhibits

99.1    Press Release dated April 21, 2003.


ITEM 9. REGULATION FD DISCLOSURE

         In accordance with SEC Release No. 33-8126, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On April 21, 2003, Omtool, Ltd. announced its financial results for the three months ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  OMTOOL, LTD.


Date:  April 30, 2003           By:    /s/ Timothy P. Losik
                                       -----------------------------------------
                                       Timothy P. Losik
                                       Vice President, Chief Financial Officer,
                                       Chief Operating Officer, Secretary
                                       and Treasurer


                                  EXHIBIT INDEX


       EXHIBIT NO.          DESCRIPTION OF EXHIBIT
       -----------          -----------------------
       99.1                 Press Release of the Company, dated April 21, 2003








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